EXHIBIT 10.2 First Amendment to Credit Agreement, dated as of June 29, 2018. Execution Version INCREMENTAL AMENDMENT NO. 1 This amendment (this “Incremental Amendment”), dated as of June 29, 2018 is entered into among CLEAR CHANNEL OUTDOOR, INC., a Delaware corporation (the “Parent Borrower”), the Subsidiary Borrowers identified as “Borrowers” on the signature pages hereto (the “Subsidiary Borrow- ers” and, together with the Parent Borrower, the “Borrowers”), the Revolving Commitment Increase Lenders (as defined below) signatory hereto and DEUTSCHE BANK AG NEW YORK BRANCH, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and in its capacity as L/C Issuer and Swing Line Lender and amends that certain Credit Agreement dated as of June 1, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agree- ment”) entered into among the Borrowers, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent, L/C Issuer and the other agents and arrangers named therein. Cap- italized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. W I T N E S S E T H: WHEREAS, Section 2.14 of the Credit Agreement provides that Parent Borrower may from time to time request one or more increases in the amount of the Revolving Credit Commitments, subject to the terms and conditions set forth therein; and WHEREAS, each Person identified on Schedule 1 hereto (each, an “Revolving Commit- ment Increase Lender”, and collectively, the “Revolving Commitment Increase Lenders”) has agreed (on a several and not a joint basis), subject to the terms and conditions set forth herein and in the Credit Agreement, to provide a Revolving Commitment Increase in the amount set forth opposite such Revolv- ing Commitment Increase Lender’s name on Schedule 1 hereto (and the total amount of Revolving Com- mitment Increases made pursuant to this Incremental Amendment shall be $50,000,000). NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows: Section 1. Incremental Amendment This Incremental Amendment is an Incremental Amendment referred to in Section 2.14(b) of the Credit Agreement, and Borrowers and each Revolving Commitment Increase Lender hereby agree that, subject to the satisfaction of the conditions in Section 2 hereof, on the First Incremental Facility Closing Date (as defined below), the Revolving Commitment Increase of such Revolving Commitment Increase Lender shall become effective and the Revolving Credit Commitments shall be deemed increased by the amount of the Revolving Commitment Increases of such Revolving Commitment Increase Lenders. Pur- suant to Section 2.14(b), the Revolving Commitment Increase of each Revolving Commitment Increase Lender shall be on the same terms and treated the same as the existing Revolving Credit Facility and shall be considered part of the existing Revolving Credit Facility. After giving effect to such Revolving Com- mitment Increases, the Revolving Credit Commitment of each Revolving Credit Lender shall be as set forth on Schedule 2 hereto (and such Schedule 2 shall supersede Schedule 2.01 to the Credit Agreement). For the avoidance of doubt, each Revolving Commitment Increase Lender will automatically become an additional L/C Issuer for the amount of such Revolving Commitment Increase Lender’s Revolving Credit Commitments, in accordance with Section 2.03(l)(i) of the Credit Agreement, it being understood that each of Barclays Bank PLC and Morgan Stanley Senior Funding, Inc. shall have no obligation to issue any commercial letters of credit. Subject to the satisfaction of the conditions set forth in Section 2 of this

Incremental Amendment, the closing date with respect to the Revolving Commitment Increases contem- plated by this Incremental Amendment shall be June 29, 2018 (the “First Incremental Facility Closing Date”). Section 2. Conditions Precedent to the Effectiveness of this Incremental Amendment This Incremental Amendment shall become effective as of the date when, and only when, the following conditions precedent have been satisfied: (a) The Administrative Agent shall have received counterparts of this Incremental Amend- ment duly executed by (1) the Borrowers, (2) the Administrative Agent, and (3) the Revolving Commitment Increase Lenders. (b) After giving effect to such Revolving Commitment Increases, (i) the conditions of Sec- tions 4.02(a) and (b) of the Credit Agreement shall be satisfied (it being understood that all refer- ences to “the date of such Credit Extension” or similar language in such Section 4.02 shall be deemed to refer to the Revolving Commitment Increases made on the First Incremental Facility Closing Date) and (ii) the Administrative Agent shall have received a certificate signed on behalf of the Parent Borrower by a Responsible Officer of the Parent Borrower stating that the condi- tions of Section 4.02(a) and (b) of the Credit Agreement have been satisfied. (c) The representations and warranties set forth in Section 3 of this Incremental Amendment shall be true and correct in all respects on the First Incremental Facility Closing Date. (d) Each Revolving Commitment Increase Lender party hereto shall have received a non- refundable amendment fee equal to 0.25% multiplied by the amount of each such Revolving Commitment Increase Lender’s Revolving Commitment Increase, set forth on Schedule 1 hereto. (e) The Administrative Agent shall have received such certificates, resolutions or other ac- tion and incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connec- tion with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party on the the First Incremental Facility Closing Date. (f) The Administrative Agent shall have received such documents and certifications, Organi- zation Documents and, if applicable, good standing certificates and bring down telegrams or fac- similes) as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each of them is validly existing, in good standing (to the ex- tent such concept is applicable in the relevant jurisdiction). (g) The Administrative Agent shall have received the executed legal opinions of Kirkland & Ellis LLP, counsel to the Borrowers in form and substance reasonably satisfactory to the Admin- istrative Agent. (h) All legal fees payable to Cahill Gordon & Reindel LLP, counsel for the Administrative Agent, shall have been paid in full in cash to the extent due and invoiced at least two Business Days prior to the First Incremental Facility Closing Date. -2-

(i) (i) Each Revolving Commitment Increase Lender shall have received all documentation and other information about the Borrowers and the Guarantors as has been reasonably requested by such Revolving Commitment Increase Lender at least 3 Business Days prior to the First Incremental Facility Closing Date that it reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act. (ii) Any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered a Beneficial Ownership Certification in rela- tion to such Borrower to each Revolving Commitment Increase Lender. Section 3. Representations and Warranties On and as of the First Incremental Facility Closing Date, after giving effect to this Incre- mental Amendment, each Borrower hereby represents and warrants to the Administrative Agent and the Revolving Commitment Increase Lenders as follows: (a) The execution, delivery and performance by each Loan Party of this Incremental Amendment (a) has been duly authorized by all necessary corporate or other organizational action, and (b) does not (i) contravene the terms of any of such Person’s Organization Documents, (ii) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of such Person or any of the Restricted Subsidiaries (other than as permitted by Section 7.06 of the Credit Agreement), under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any applicable material Law; except with respect to any breach or contravention or violation (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such violation, breach, or contravention would not reasonably be expected to have a Material Adverse Effect; (b) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Incremental Amendment, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect, and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect; (c) this Incremental Amendment has been duly executed and delivered by each Loan Party that is a party thereto. This Incremental Amendment constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party that is a party thereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity; (d) On the First Incremental Facility Closing Date after giving effect to the effectiveness of this Incremental Amendment and the transactions contemplated hereby, the Parent Borrower and its Restricted Subsidiaries, on a consolidated basis, are Solvent; and -3-

(e) after giving effect to such Revolving Commitment Increases, the conditions of Sections 4.02(a) and (b) of the Credit Agreement are satisfied (it being understood that all references to “the date of such Credit Extension” or similar language in such Section 4.02 shall be deemed to refer to the Revolving Commitment Increases made on the First Incremental Facility Closing Date). Section 4. Reallocation Pursuant to Section 2.14, on the First Incremental Facility Closing Date, all participations in L/C Obligations and Swing Line Loans shall be reallocated pro rata among the Revolving Credit Lend- ers after giving effect to the Revolving Commitment Increases contemplated hereby. Section 5. Reference to and Effect on the Loan Documents (a) As of the First Incremental Facility Closing Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Incremental Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Incremental Amendment as of the First Incremental Facility Closing Date. (b) Except as expressly amended hereby or specifically waived above, this Incremental Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document and all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. (c) The execution, delivery and effectiveness of this Incremental Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrowers or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein. (d) This Incremental Amendment shall constitute a Loan Document under the terms of the Credit Agreement. Section 6. Acknowledgement and Reaffirmation of Guarantors The Guarantors acknowledge and consent to all terms and conditions of this Incremental Amendment and agree that this Incremental Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Loan Documents. Each Guarantor hereby ratifies and confirms its obligations under the Loan Documents, including the Collateral and Guarantee Requirement of the Credit Agreement and including, without limitation, its guarantee of the Obligations under the Guarantee and its prior grant of the security interest in and Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents (including any Obligations resulting from the Revolving Commitment Increase), which security interests and Liens shall continue in full force and effect after giving effect to this Incremental Amendment and secure the -4-

Obligations, including without limitation, any additional Obligations resulting from or incurred pursuant to the Credit Agreement, as amended by this Incremental Amendment. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations including without limitation under the Credit Agreement as amended by this Amendment and the other Loan Documents. This Incremental Amendment shall not constitute a novation of the Credit Agreement or any other Loan Documents. Section 7. Costs and Expenses The Parent Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Incremental Amendment (including, the reasonable and documented legal fees and expenses of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent with respect thereto), in each case, to the extent required to be reimbursed or paid by the Parent Borrower hereunder or under any other Loan Document. Section 8. Execution in Counterparts This Incremental Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Incremental Amendment shall be effective as delivery of an original executed counterpart of this Incremental Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier. Section 9. Approval To the extent required by the first proviso to Section 2.14(b) of the Credit Agreement, the Administrative Agent hereby consents to the provision by the Revolving Commitment Increase Lenders providing Revolving Commitment Increases pursuant to this Incremental Amendment. Section 10. Governing Law (i) THIS INCREMENTAL AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION ARISING UNDER OR RELATED TO THIS INCREMENTAL AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN). (ii) SUBJECT TO THE PROVISO TO THIS SENTENCE, ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS INCREMENTAL AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE SITTING IN THE BOROUGH OF MANHATTAN, AND BY EXECUTION AND DELIVERY OF THIS INCREMENTAL AMENDMENT, EACH PARTY HERETO IRREVOCABLY AND -5-

UNCONDITIONALLY SUBMITS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INCREMENTAL AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT; PROVIDED THAT NOTHING IN THIS INCREMENTAL AMENDMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THE ENFORCEMENT OF (I) ANY RIGHTS WITH RESPECT TO THE COLLATERAL OR (II) A FINAL JUDGMENT IN ANY OTHER JURISDICTION. (iii) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS INCREMENTAL AMENDMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INCREMENTAL AMENDMENT IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELEPHONE, FACSIMILE OR ELECTRONIC TRANSMISSION) IN SECTION 10.02 OF THE CREDIT AGREEMENT; PROVIDED THAT NOTHING IN THIS INCREMENTAL AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. Section 11. Notices All communications and notices hereunder shall be given as provided in the Credit Agreement. Section 12. Waiver of Jury Trial TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS THIS INCREMENTAL AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS INCREMENTAL AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS INCREMENTAL AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS INCREMENTAL AMENDMENT -6-

MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 12 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. [Signature pages follow.] -7-